SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 19, 2004

Date of Filing: February 20, 2004

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29889	94-3248524
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard, South San Francisco, CA 94080

 (Address of principal executive offices and zip code)

(650) 624-1100

Registrant’s telephone number, including area code:

Item 5.    Other Events.

On February 20, 2004, Rigel Pharmaceuticals, Inc. announced that it had priced a public offering of shares of its common stock pursuant to effective registration statements (Reg. Nos. 333-111777 and 333-106942). A copy of the press release announcing the pricing of the offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  This current report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such offering.

Item 7.    Financial Statements, Pro Form Financial Information and Exhibits

(c)  Exhibits

Number	Description

1.1	Underwriting Agreement, dated as of February 19, 2004, by and among Rigel Pharmaceuticals, Inc., certain selling stockholders and the underwriters listed on Schedule B thereto.

5.1	Opinion of Cooley Godward llp.

23.1	Consent of Cooley Godward llp. Reference is made to Exhibit 5.1.

99.1	Press Release entitled “Rigel Announces Pricing of Common Stock Offering,” dated February 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rigel Pharmaceuticals, Inc.

Dated: February 20, 2004
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated as of February19, 2004, by and among Rigel Pharmaceuticals, Inc., certain selling stockholders and the underwriters listed on Schedule B thereto.

5.1	Opinion of Cooley Godward llp.

23.1	Consent of Cooley Godward llp. Reference is made to Exhibit 5.1.

99.1	Press Release entitled “Rigel Announces Pricing of Common Stock Offering,” dated February 20, 2004.